Exhibit 99.1

ROMEO POWER ANNOUNCES SECOND QUARTER 2021 FINANCIAL RESULTS

8/16/2021

LOS ANGELES--(BUSINESS WIRE)--Romeo Power, Inc. (“Romeo Power” or the “Company”) (NYSE: RMO), an energy technology leader delivering advanced electrification solutions for complex commercial vehicle applications, today announced its financial results for the second quarter ending June 30, 2021.

Recent Business Highlights

•Entered into a long-term supply agreement for lithium-ion battery cells with a Tier 1 battery cell and materials manufacturer.
•Progressed negotiations to validate supply and secure long-term cell supply commitments with additional potential partners, including for future US sourcing.
•Surpassed 750,000 miles of Romeo Power modules and battery packs being tested on the road.
•Advanced evaluation of key suppliers’ capability to achieve run-rate volume and economics.
•Implemented key leadership changes to substantially strengthen the management team and increase public company management experience, including:
•Named Susan Brennan as President and Chief Executive Officer, a veteran of high volume and complex manufacturing and technology businesses in the automotive and energy solutions industries,
•Added Kerry Shiba as Chief Financial Officer and Treasurer, a highly experienced financial leader in public companies going through rapid growth and change,
•Appointed Lauren Webb to become the Chief Strategy and Commercial Officer, a newly created position, to leverage her deep knowledge of the industry and company to drive growth acceleration,
•Appointed Matthew Sant as General Counsel and Secretary, a seasoned legal executive having significant experience in large public companies,
•Made other key additions including the positions of Chief Accounting Officer, Vice President of Manufacturing, Vice President of Cell Engineering and Vice President of Global Supply Chain.

Second Quarter Financial Update

•Generated revenues of $926,000 for the second quarter of 2021
•Cash, cash equivalents and investments as of June 30, 2021 of $267.7 million

Management Commentary

“Romeo Power is building a foundation to shape the future of EV technology. As we look ahead, we have significantly bolstered our position for cell supply while continuing to increase value with our customers. Alongside our strengthened leadership team, I am looking forward to driving and executing on our shared commitment to expanding access to green energy solutions. I am honored to lead the company as it enters its next stage of development,” said Susan Brennan, President and Chief Executive Officer.

“We are already accomplishing great work by strategically pursuing key relationships and capabilities. Our pioneering technology and battery solutions have been a dominant force in driving cost effective electrification of heavy-duty fleets. Now, we are entering a pivotal moment as more customers demand safe, effective, affordable and sustainable EV solutions for a wide-range of transportation use-cases. Romeo Power has the institutional knowledge, skills, strength and passion to capitalize on this opportunity. We believe that the company is poised for great success and growth in the months and years ahead.”

Conference call information

Romeo Power will host a conference call at 2:00 p.m. U.S. Pacific Time (5:00 p.m. U.S. Eastern Time) today, August 16, 2021. Participating on the call will be Susan Brennan, President and Chief Executive Officer, Lauren Webb, Chief Strategy and Commercial Officer, and Kerry Shiba, Chief Financial Officer and Treasurer of Romeo Power. To access the conference call, parties should visit the events section of the Investor Relations website at https://investors.romeopower.com/. A recording of the webcast will also be available following the conference call.

Forward Looking Statements

Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, express or implied statements concerning the Company’s ability to secure and maintain agreements with cell suppliers and OEMs, the Company’s ability to validate key suppliers, the Company’s expectations regarding its future financial performance, the demand for safe, effective, affordable and sustainable EV products, and the Company’s ability to produce and deliver such products are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; the performance of Romeo Power’s products and customers; potential litigation involving Romeo Power; demand for battery cells and supply shortages; the potential effects of COVID-19; and general economic and market conditions impacting demand for Romeo Power’s products. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note Regarding Use of Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including EBITDA and Adjusted EBITDA. “EBITDA” is defined as earnings before interest income and expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” has been calculated using EBITDA adjusted for stock-based compensation, change in the fair value of warrants, investment loss, net and forgiveness of portion of shareholder notes receivable. The Company believes that both EBITDA and Adjusted EBITDA provide additional information for investors to use in (1) evaluating our ongoing operating results and trends and (2) comparing our financial performance with those of comparable companies, which may disclose similar non-GAAP financial measures to investors. These non-GAAP measures provide investors with incremental information for the evaluation of our performance after isolation of certain items deemed unrelated to our core business operations. EBITDA and Adjusted EBITDA are presented as supplemental measures to our GAAP measures of performance. When evaluating EBITDA and Adjusted EBITDA, you should be aware that we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Furthermore, our computation of Adjusted EBITDA may not be directly comparable to similarly titled measures computed by other companies, as the nature of the adjustments that other companies may include or exclude when calculating Adjusted EBITDA may differ from the adjustments reflected in our measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation, nor should these measures be viewed as a substitute for the most directly comparable GAAP measure, which is net loss. As appropriate, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the Company’s financial results prepared in accordance with GAAP are included in this press release.

About Romeo Power, Inc.

Founded in 2016 and headquartered in Los Angeles, California, Romeo Power (NYSE: RMO) is an energy technology leader delivering advanced electrification solutions for complex commercial vehicle applications. The Company’s suite of advanced hardware, combined with its innovative battery management system, delivers the safety, performance, reliability and configurability its customers need to succeed. Romeo Power's 113,000 square-foot manufacturing facility brings its flexible design and development process in-house to pack the most energy dense modules on the market. To keep up with everything Romeo Power, please follow the Company on social @romeopowerinc or visit https://romeopower.com.

Financial Statements
Romeo Power, Inc.
Unaudited Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Product revenues	$466	$458	$1,078	$2,046
Service revenues	460	671	902	1,605
Total revenues	926	1,129	1,980	3,651
Cost of revenues:
Product cost	5,542	1,737	9,980	4,466
Service cost	403	686	792	1,589
Total cost of revenues	5,945	2,423	10,772	6,055
Gross loss	(5,019)	(1,294)	(8,792)	(2,404)
Operating expenses:
Research and development	1,792	1,594	5,563	3,396
Selling, general and administrative	22,911	2,451	40,910	5,358
Total operating expenses	24,703	4,045	46,473	8,754
Operating loss:	(29,722)	(5,339)	(55,265)	(11,158)
Interest expense	(5)	(264)	(12)	(518)
Change in fair value of public and private placement warrants	1,995	—	118,120	—
Investment loss, net	(379)	—	(289)	—
Other expense	—	(1,386)	—	(1,386)
(Loss) income before income taxes and loss in equity method investments	(28,111)	(6,989)	62,554	(13,062)
Loss in equity method investments	(563)	(36)	(1,206)	(732)
Provision for income taxes	—	—	(10)	—
Net (loss) income	(28,674)	(7,025)	61,338	(13,794)

Other comprehensive income (loss)
Available-for-sale debt investments:
Change in net unrealized losses, net of income taxes	34	—	(308)	—
Net losses reclassified to earnings, net of income taxes	115	—	153	—
Total other comprehensive income (loss), net of income taxes	149	—	(155)	—
Comprehensive (loss) income	$(28,525)	$(7,025)	$61,183	$(13,794)

Net (loss) income per share
Basic	$(0.22)	$(0.09)	$0.47	$(0.18)
Diluted	$(0.22)	$(0.09)	$0.45	$(0.18)
Weighted average number of shares outstanding
Basic	131,059,149	77,396,263	129,930,204	76,021,298
Diluted	131,059,149	77,396,263	135,021,296	76,021,298

Romeo Power, Inc.
Unaudited Condensed Consolidated Balance Sheets
(Dollar amounts in thousands, except share and per share data)

	June 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$44,046	$292,442
Investments	223,636	—
Accounts receivable, net of allowance for expected credit loss of $213 and $238 at June 30, 2021 and December 31, 2020, respectively	1,992	841
Inventories, net	7,615	4,937
Insurance receivable	6,000	6,000
Deferred costs	2,217	—
Prepaid expenses and other current assets	10,158	1,269
Total current assets	295,664	305,489
Restricted cash	1,500	1,500
Property, plant and equipment, net	6,430	5,484
Equity method investments	37,794	35,000
Operating lease right-of-use assets	5,350	5,469
Deferred assets	5,018	—
Other noncurrent assets	2,716	3,100
Total assets	$354,472	$356,042

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$8,200	$2,900
Accrued expenses	4,620	2,844
Contract liabilities	3,123	815
Current maturities of long-term debt	3,307	2,260
Operating lease liabilities, current	855	853
Legal settlement payable	6,000	6,000
Other current liabilities	153	384
Total current liabilities	26,258	16,056
Commitments and contingencies
Long-term debt, net of current portion	34	1,082
Public and private placement warrants	9,852	138,466
Operating lease liabilities, net of current portion	4,597	4,723
Other noncurrent liabilities	32	17
Total liabilities	40,773	160,344

Stockholders’ equity
Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding at June 30, 2021 and December 31, 2020)	—	—
Common stock ($0.0001 par value, 250,000,000 shares authorized, 132,995,060 and 126,911,861 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively)	13	12
Additional paid-in capital	429,946	373,129
Accumulated other comprehensive loss	(155)	—
Accumulated deficit	(116,105)	(177,443)
Total stockholders’ equity	313,699	195,698
Total liabilities and stockholders’ equity	$354,472	$356,042

Romeo Power, Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
(Dollar amounts in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$61,338	$(13,794)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	999	950
Amortization of investment premium paid	990	—
Stock-based compensation	14,742	652
Inventory provision	1,242	—
Change in fair value of public and private placement warrants	(118,120)	—
Loss in equity method investments	1,206	732
Non-cash lease expense—operating leases	119	115
Non-cash lease expense—finance leases	142	140
Derivative expense	—	1,386
Other	20	—
Changes in operating assets and liabilities:
Accounts receivable	(1,151)	(65)
Inventories	(3,920)	(1,245)
Prepaid expenses and other current assets	(8,377)	344
Accounts payable	5,369	535
Accrued expenses	1,776	907
Interest accrued on notes payable	—	489
Deferred costs	(2,217)	—
Contract liabilities	2,308	629
Operating lease liabilities	(124)	(108)
Other, net	(102)	—
Net cash used in operating activities	(43,760)	(8,333)

Cash flows from investing activities:
Purchase of investments	(304,868)	—
Proceeds from maturities of investments	78,633	—
Proceeds from sales of investments	1,300	—
Equity method investment	(4,000)	—
Capital expenditures	(2,113)	(603)
Net cash used in investing activities	(231,048)	(603)

Cash flows from financing activities:
Issuance of convertible notes	—	1,924
Issuance of term notes	—	3,750
Proceeds from PPP loan	—	3,300
Issuance of common stock	—	5,027
Exercise of stock options	5,058	7
Exercise of stock warrants	21,580	—
Warrant redemption payments	(72)	—
Principal portion of finance lease liabilities	(154)	(138)
Net cash provided by financing activities	26,412	13,870
Net change in cash, cash equivalents and restricted cash	(248,396)	4,934
Cash, cash equivalents and restricted cash, beginning of period	293,942	1,929
Cash, cash equivalents and restricted cash, end of period	$45,546	$6,863

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$44,046	$5,363
Restricted cash	1,500	1,500
Total cash, cash equivalents and restricted cash	$45,546	$6,863

Romeo Power, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Dollar amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net (loss) income	$(28,674)	$(7,025)	$61,338	$(13,794)
Interest expense	5	264	12	518
Provision for income taxes	—	—	10	—
Depreciation and amortization expense	494	468	999	950
EBITDA	$(28,175)	$(6,293)	$62,359	$(12,326)
Stock-based compensation	8,189	375	14,742	652
Change in fair value of public and private placement warrants	(1,995)	—	(118,120)	—
Investment loss, net	379	—	289	—
Forgiveness of portion of stockholder notes receivable	—	1,386	—	1,386
Adjusted EBITDA	$(21,602)	$(4,532)	$(40,730)	$(10,288)

Contacts:

Romeo Power

For Investors
ICR, Inc.
RomeoPowerIR@icrinc.com

For Media
Sheila Ennis / Danielle Bell
510.604.8027 / 213.514.2136
amg-romeopower@abmac.com